SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2006

                        StatSure Diagnostic Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           000-21284                                   91-1549305
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          (Commission                                (IRS Employer
          File Number)                             Identification No.)

        1 Clarks Hill Rd. Framingham, MA.                01702
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    (Address of principal executive offices)           (Zip Code)

                                  508.872.2625
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              (Registrant's telephone number, including area code)

                         Saliva Diagnostic Systems, Inc.
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendment to Articles of Incorporation or Bylaws

Effective January 24, 2006, we changed our corporate name from "Saliva Diagnostic Systems, Inc." to "StatSure Diagnostic Systems, Inc." Since March 22, 2006, shares of our common stock have been trading under the new ticker symbol "SSUR", (formerly "SVAD"). Stockholders do not need to exchange stock certificates in connection with the corporate name change.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

                                  EXHIBIT INDEX

      99.1  Press release issued March 29, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Saliva Diagnostic Systems, Inc.

Date: March 29, 2006                    By: /s/ Steven Peltzman
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                                            Steven Peltzman
                                            Chief Executive Officer